As filed with the Securities and Exchange Commission on March 9, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23175

MATRIX ADVISORS FUNDS TRUST
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY			10606
(Address of principal executive offices)			(Zip code)

David A. Katz 10 Bank Street, Suite 590 White Plains, NY 10606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1(800) 366-6223

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 7th, 2018

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund posted a gain of +5.90% for the fourth quarter and +12.74% for the calendar year. We are pleased with the Fund's results in its first calendar year. Its performance met our expectations in a strong market and assets grew to $8.5 million. Though the recent quarter and calendar year results trailed the S&P 500's Index increases of +6.64% and +21.83% for the comparable periods, they are understandable in light of the S&P 500's high weighting in Growth stocks in a Growth dominated market. Growth Strategies had their best year relative to Value since the current bull market began in 2009. Encouragingly, the Fund's recent performance has shown good absolute and relative results, outperforming the S&P 500's return since May 31, 2017.

Disclosure Note:

For your information, for the period ended December 31, 2017, the Fund's average annual total returns for the one year and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund, was +12.74% and +16.27%, respectively. For the same period the return for the S&P 500 Index was +21.83% and +22.90%.

Gross Expense Ratio:	3.66%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/18.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 12/31/17 was $23.32.

The attached commentary provides a thorough discussion on what drove our 2017 returns and why we think the Fund is well positioned going forward.

We think that 2018 will be another year of steady economic growth, with solid gains in corporate profits and dividends, higher interest rates and positive stock market returns, albeit with more volatility. We believe that the Fund is well positioned for the environment we foresee.

Our Fund should continue to benefit from the growing stream of dividend income and profits from its high-quality portfolio holdings. After a year of record low stock market volatility, we expect our portfolio to navigate turbulent markets in good form.

We think the prospects are particularly good in 2018 for Energy, Financials, Healthcare and Value Technology and Telecommunications stocks. The Fund has good representation in these areas. Additionally, Consumer Staples stocks are expected to provide stability and good income in the coming year.

MATRIX ADVISORS
DIVIDEND FUND

The biggest risks we see to the stock market are geopolitical conflict, frictions over trade policies, higher than expected inflation and interest rates and disappointing economic or profit reports in a market that has high expectations built into prices. The mid-term elections this fall have the potential to slowdown the president's pro-business agenda. We expect inflation and interest rates to rise in 2018, possibly faster than currently expected.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2018.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2017 Annual Review

The stock market continued its rally in Q4, putting an exclamation point on a year that was notable for record market highs and low volatility. The fourth quarter advance was driven by solid economic data and optimism that the new tax law will give a further boost to corporate profits.

The Matrix Advisors Dividend Fund showed strong results in Q4, and provided double digit returns for the year.

During the fourth quarter, stock market performance was broad based with all S&P 500 sectors, except for Utilities, showing positive returns. The best performing sector was Consumer Discretionary, led by Amazon, but also lifted by a revival in traditional retail and media stocks. The next best performing sectors were Technology, which was strong all year, and Financials, which moved higher on good earnings results, another rate increase from the Federal Reserve and anticipated benefits from the new tax bill.

For the full calendar year, Technology, was by far the strongest performing sector in the S&P 500, accounting for 37% of the benchmark's return. Five stocks (Apple, Microsoft, Amazon, Google and Facebook) accounted for nearly a quarter of the S&P 500's return in 2017. The worst performing sectors for the year were Telecom and Energy, both down by less than 1%.

The Energy sector's weak performance was surprising given the 12.5% rise in crude oil prices during the year, as cuts in OPEC production and strong demand brought global inventory closer to balance. We think this disconnect (higher oil prices and flat stock prices), combined with significantly more efficient business operations, position Energy stocks to play a good deal of catch up and move nicely higher in 2018. Earnings estimates for well-run Energy companies are too low, in our opinion, if the overhang of excess inventory continues to contract and oil stays above $55 per barrel (more on this subject later).

Similarly, we think Telecom shares are also attractive as the focus shifts from a year of intense price competition to more stable pricing, the promise of 5G technology and solid, high dividend yields.

Growth Strategies had their best year relative to Value since the current bull market began in 2009. The Russell 1000 Growth Index performance more than doubled its Value counterpart in 2017, up 30.2% versus up 13.7%. We expect a reversion to the mean in 2018, with better relative strength from Value stocks that start the year at very attractive multiples of earnings compared to Growth stocks, 16.2x vs. 21.1x. Also, working in Value's favor is the strong historical correlation between Value's outperformance and accelerating earnings growth (Barron's 1/02/17).

We believe any pickup in Value stocks versus Growth stocks should provide a tailwind for our Fund. Short-term interest rates moved up sharply in 2017 as the Federal Reserve raised the Federal Funds Rate three times. But despite a strong global economy, longer-term rates ended the year lower than where they began the year, held in check by low rates in Europe and Japan and few signs of inflation. The two-year Treasury reached its highest yield since September 2008, closing the year at 1.88% versus 1.19% at the start of the year. The 10-year Treasury finished

MATRIX ADVISORS
DIVIDEND FUND

2017 yielding 2.41%, down slightly from the year end 2016 close of 2.45%, and the 30-year Treasury dropped to 2.74% from 3.07%.

Market Outlook

As noted earlier, the Fund posted strong returns in the fourth quarter. Though relative returns lagged the S&P 500 Index, our double-digit percentage gains for the year exceeded our expectations at the beginning of the year. We believe that the portfolio is well positioned for the economic environment we foresee in the year ahead and should benefit from strong business fundamentals, growing earnings and cash flow, and attractive valuations.

We think 2018 will be another year of steady economic growth, with solid gains in corporate profits and dividends, higher interest rates and positive stock market returns, albeit with more volatility.

The tax bill passed at the end of the year is expected to boost GDP growth, accelerate corporate profits and lead to more investment in the United States. U.S. corporations will bring home cash from profits they made and kept overseas, and companies outside the U.S. now have a greater incentive to build new factories here to take advantage of the more competitive U.S. corporate tax rate.

As noted earlier, we think that Value strategies should come back into favor in 2018 after Growth's strong relative performance in 2017 and that our Fund should continue to benefit from the growing stream of dividend income and profits from its high-quality portfolio holdings. After a year of record low stock market volatility, we expect our portfolio to navigate turbulent markets in good form.

Value stocks historically have outperformed Growth stocks when economic growth accelerates, which we expect in 2018. The year ended with a steady stream of positive economic reports including a 4.1% unemployment rate and consumer confidence near a 17 year high. In a mid-December report, Federal Reserve Chairwoman Janet Yellen noted expanding household spending, a pick-up in business investment and favorable economic conditions abroad supporting exports. This was before the expected boost to economic growth from the new tax legislation. Again, we believe a pickup in Value stocks versus Growth stocks should provide a tailwind for our Fund.

We expect corporate earnings and dividends to rise again this year, driven by global economic growth and an additional boost from the new lower U.S. corporate tax rate. Some sectors that have weighed down corporate earnings, like Energy, have easy profit comparisons versus last year, benefiting from higher oil prices and lower breakeven points after years of cost cutting to survive in a protracted lower oil price environment.

In 2017, OPEC saw how modest cuts in production translated into sharply higher oil prices while conserving resources for the future. The Saudi government has an additional strong incentive to keep oil prices elevated as it hopes to sell shares in its oil company Saudi Aramco later this year.

We anticipate that financial firms will benefit from rising interest rates, continued strong credit quality and an improving economy that creates demand for loans. Financials will also receive an outsized benefit from the lower U.S. corporate tax rate.

High consumer confidence and a continuation of job growth are expected to lift consumer spending, and industrial companies should benefit from an increase in business investment

MATRIX ADVISORS
DIVIDEND FUND

After eight years of gains, the overall market is trading at 18.2x estimated forward earnings, which is modestly above the 20-year average of 16.0x.1 However, we believe that there are still good investment opportunities available in high quality and higher yielding stocks.

We think the prospects are particularly good in 2018 for Energy, Financials, Healthcare, Value Technology and Telecommunications stocks. Our portfolio has good representation in these areas. Additionally, the Consumer Staples stocks are expected to provide stability and good income in the coming year.

In summary, we anticipate another year of solid gains in the stock market driven by accelerating global economic growth and rising corporate profits. Consensus earnings estimates are for the S&P 500 earnings to grow by 12% in 2018 after a 10% gain in 2017. The risks we see in the equity market are from a flare-up in geopolitical tensions including confrontations over trade policies, higher than expected inflation and interest rates, and periodic sharp declines as psychology swings from optimism to concern on disappointing economic data or profit reports that miss expectations.

Our 2018 Outlook

•  We think that the global economy should continue to hum in 2018 and that corporate earnings growth should accelerate to a low double-digit rate fueled by a strong economy and the new, lower U.S. corporate tax rate.

•  We expect a significant pick up in market volatility, and would look for several ups and downs of 3-5% or more along the way to a high single digit/low double-digit increase for the year.

•  We look for market leadership to spread out from Growth Technology's dominance in 2017. We think Value should outperform Growth and that leading sectors should include Financials, Energy, Value Technology and Telecom.

•  We think the oil price range this year moves up to the low $50's to $70 per barrel and that well-run energy companies with break-even points below $45 will have surprisingly strong profits. If we are correct in this forecast, we expect energy stocks to play catch up after lagging the equity market and the oil commodity's gain last year. The Energy sector's market cap weighting within the S&P 500 is down to 6.1%, near the lowest level since 2004.

•  Our opinion on Bitcoin is that it will be a wild ride, up and down, but ultimately it will end very poorly for those jumping on the bandwagon here. Block-chain, the underlying technology that Bitcoin is based on, is here to stay, but that has no bearing on determining the appropriate price for Bitcoin or the other cryptocurrencies. The argument that there is a fixed supply of Bitcoin has lost meaning as other cryptocurrencies are being minted, as one commentator put it, like commemorative plates.

1  Source: FactSet, Russell Investment Group, Standard & Poor's, J.P. Morgan Asset Management.

MATRIX ADVISORS
DIVIDEND FUND

Fund Performance:

Semi-Annual Review

The Fund gained 10.81% in the last six months of 2017 compared to 11.42% for the S&P 500.

During the six-month period, the strength was largely driven by our Financial, Technology and Energy holdings. The worst performing sector was Consumer Staples, weighed down by poor performance from CVS Health on fears that Amazon would announce it was entering the pharmacy business (no announcement yet) and on rumors that subsequently proved accurate that CVS was pursuing an acquisition of Aetna. We found the rumors about the Aetna deal credible enough to rethink our investment case for CVS in our Dividend Fund and decided to sell our position. We think the deal (announced on December 3) has many strategic and financial merits but to finance the transaction CVS is issuing a lot of debt. For the next few years, until much of the new debt has been paid down, the company plans to maintain, but not grow the dividend. Because of the self-imposed pause on dividend growth we no longer think CVS is an appropriate name for our Dividend Fund.

The 4th Quarter and 2017 Year in Review

The Matrix Advisors Dividend Income Fund finished the year on an upswing, adding to its strong results in 2017.

Looking ahead, we expect another positive year for earnings and increasing dividends in 2018. We think there is a good chance that this year should bring an acceleration of dividend growth due to a pick-up in earnings growth and larger cash availability due to the repatriation of overseas dollars.

We are quite optimistic about the Fund's prospects in 2018. We think it should be another year of high single or low double digit returns for the portfolio and look for favorable returns on a relative basis as well.

In Q4, the portfolio's best performing sectors were Technology, Financials and Energy. Within these sectors, the best performing names were, Microsoft, Cisco and Qualcomm (after a takeover bid from Broadcom), J.P. Morgan Chase and Wells Fargo, and Royal Dutch, Chevron and Occidental Petroleum.

Technology shares were strong all year. Financials started out slowly but came back nicely in the second half of the year on good earnings reports and in anticipation of higher interest rates and benefits from the new tax legislation.

Energy shares finally responded in Q4 to rising oil prices. We think the Energy sector is very attractively priced, reflecting a high degree of skepticism that oil can remain above $60 per barrel, despite industry data showing that the excess inventory that depressed prices for the past few years has been drawn down to more normal levels. Our Energy holdings have significantly lowered their operating costs, reducing their breakeven levels to below $50 per barrel, which we don't believe is factored into earnings forecasts or their stock prices.

Also, worth noting was the positive performance of Telecom in Q4 after a miserable first nine months of the year. We think this sector offers good upside in 2018 as the industry's pricing stabilizes and investors start to pay attention to the prospects of 5G technology, set to be deployed later in 2018. Additionally, both of our holdings in this sector, Verizon and AT&T, have high and stable dividends.

MATRIX ADVISORS
DIVIDEND FUND

The Healthcare sector was a laggard in Q4, due to poor performance from Merck and Gilead. Merck declined on some disappointing data in a trial for a promising cancer drug and Gilead reported a weaker than expected profit report. We remain optimistic about prospects for both companies.

As noted earlier, CVS negatively impacted results in the Consumer Staples sector. We sold the position after concluding that the company's dividend growth was likely to be constrained for the next few years if the rumored deal to acquire Aetna came to pass.

We added to positions in Gilead, Merck and Qualcomm.

The best performing sectors in the Fund for the full year were Healthcare, Technology, Financials and Industrials. Telecom was the worst performing sector, flat for the year.

In 2018, we believe the Matrix Advisors Dividend Fund should continue to deliver good current income and capital appreciation, with less volatility than the market. Since inception, the Fund's strategy has proven to be a solid performer.

With more volatility expected this year, we believe the strategy is ideal for conservative, income oriented investors. Importantly, we think the highly diversified portfolio is also well positioned to have favorable performance in a rising rate environment.

  *  *  *

We would like to take this opportunity to wish each of you a happy, healthy, productive, peaceful and prosperous New Year. We are truly grateful for your confidence and trust, and are committed to keeping it, and earning it, every day and in everything that we do for you.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2017 to December 31, 2017.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,108.10	$1,020.67
Expenses Paid During Period[1]	$4.78	$4.58

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the "period").

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Health Care	18.0%
Financials	17.2%
Consumer Staples	14.6%
Information Technology	13.3%
Industrials	12.4%
Energy	11.3%
Telecommunication Services	7.6%
Consumer Discretionary	2.9%
Total Investments	97.3%
Short-Term Investments, net of Liabilities	2.7%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2017.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2017 (Unaudited)

SHARES		VALUE
COMMON STOCKS - 97.3%
BANK (MONEY CENTER): 4.6%
3,700	JPMorgan Chase & Co.	$395,678
BANK (REGIONAL): 3.5%
6,000	BB&T Corp.	298,320
BANK (SUPER REGIONAL): 4.9%
6,850	Wells Fargo & Co.	415,590
BEVERAGES: 4.3%
2,150	PepsiCo, Inc.	257,828
2,400	The Coca-Cola Co.	110,112
		367,940
BIOTECHNOLOGY: 3.3%
3,900	Gilead Sciences, Inc.	279,396
COMPUTER PERIPHERALS: 1.7%
950	IBM	145,749
COMPUTER SOFTWARE AND SERVICES: 3.9%
3,900	Microsoft Corp.	333,606
DIVERSIFIED OPERATIONS: 3.2%
2,150	United Technologies Corp.	274,276
DRUG: 12.1%
3,550	AbbVie, Inc.	343,321
6,400	Merck & Co., Inc.	360,127
9,000	Pfizer, Inc.	325,980
		1,029,428
FOOD PROCESSING (RETAIL): 3.8%
5,500	General Mills, Inc.	326,095

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2017 (Unaudited) – Continued

SHARES		VALUE
HOUSEHOLD PRODUCTS: 6.5%
2,400	Kimberly-Clark Corp.	$289,584
2,900	The Procter & Gamble Co.	266,452
		556,036
HYPER MARKETS AND SUPER CENTERS: 2.9%
3,800	Target Corp.	247,950
INSURANCE (DIVERSIFIED): 4.2%
7,100	MetLife, Inc.	358,976
MANUFACTURING - MISCELLANEOUS: 4.9%
5,300	Eaton Corp Plc	418,753
MEDICAL SUPPLIES: 2.6%
1,600	Johnson & Johnson	223,552
PETROLEUM (INTEGRATED): 9.1%
1,700	Chevron Corp.	212,823
2,700	Exxon Mobil Corp.	225,828
4,950	Royal Dutch Shell Plc - ADR	338,036
		776,687
PETROLEUM (PRODUCING): 2.2%
2,500	Occidental Petroleum Corp.	184,150
TELECOMMUNICATION SERVICES: 7.6%
7,200	AT&T, Inc.	279,936
6,900	Verizon Communications, Inc.	365,217
		645,153
TELECOMMUNICATIONS (EQUIPMENT): 7.7%
9,500	Cisco Systems, Inc.	363,849
4,600	QUALCOMM, Inc.	294,492
		658,341

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2017 (Unaudited) – Continued

SHARES		VALUE
TRANSPORTATION SERVICES: 4.3%
3,035	United Parcel Service, Inc.	$361,620
TOTAL COMMON STOCKS (Cost $7,353,634)		$8,297,296
SHORT-TERM INVESTMENTS - 4.7%
404,173	Fidelity Institutional Money Market Funds - Government Portfolio - 1.15%*	404,173
TOTAL SHORT-TERM INVESTMENTS (Cost $404,173)		$404,173
TOTAL INVESTMENTS (Cost $7,757,807): 102.0%		8,701,469
LIABILITIES IN EXCESS OF OTHER ASSETS: (2.0)%		(168,715)
TOTAL NET ASSETS: 100.0%		$8,532,754

ADR - American Depositary Receipt

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At December 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (cost $7,757,807)	$8,701,469
Receivables:
Fund shares sold	26,681
Due from advisor	13,454
Dividends and interest	9,021
Prepaid expenses	14,586
Total assets	8,765,211
LIABILITIES:
Payables:
Investments purchased	205,768
Accrued expenses:
Reports to shareholders	8,935
Fund administration fees	4,807
Professional fees	3,235
Other expenses	9,712
Total liabilities	232,457
NET ASSETS	$8,532,754
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	365,959
Net Asset Value, Offering Price and Redemption Price Per Share	$23.32
COMPONENTS OF NET ASSETS:
Paid in capital	7,609,558
Accumulated net investment loss	(246)
Accumulated net realized loss on investments	(20,220)
Net unrealized appreciation on investments	943,662
Net Assets	$8,532,754

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Six Months Ended December 31, 2017 (Unaudited)

INVESTMENT INCOME
INCOME
Dividend income	$105,382
Interest income	396
Total income	105,778
EXPENSES
Federal and state registration fees	27,705
Advisory fees	21,225
Fund administration fees	13,303
Transfer agent fees	9,827
Fund accounting fees	9,075
Legal fees	8,042
Audit fees	7,543
Reports to shareholders	6,652
Custodian fees	2,074
Trustees' fees and related expenses	1,739
Other expenses	4,360
Total operating expenses	111,545
Less: Expense reimbursement by advisor	(79,756)
Net expenses	31,789
Net investment income	73,989
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(19,521)
Net change in unrealized appreciation/depreciation on investments	689,376
Net realized and unrealized gain on investments	669,855
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	743,844

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2017	YEAR ENDED JUNE 30, 2017
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$73,989	$89,652
Net realized gain (loss) on investments	(19,521)	37,950
Net change in net unrealized appreciation/depreciation on investments	689,376	254,286
Net increase in net assets resulting from operations	743,844	381,888
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(74,235)	(90,289)
From net realized gain on investments	(38,012)	—
Total distributions to shareholders	(112,247)	(90,289)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,477,111	6,701,663
Proceeds from reinvestment of distributions	112,247	90,289
Cost of shares redeemed	(91,565)	(680,187)
Net increase from capital share transactions	1,497,793	6,111,765
Total increase in net assets	2,129,390	6,403,364
NET ASSETS
Beginning of period	6,403,364	—
End of period	$8,532,754	$6,403,364
Accumulated net investment loss	$(246)	$—
CHANGE IN SHARES
Shares outstanding, beginning of period	299,774	—
Shares sold	65,490	327,300
Shares issued on reinvestment of distributions	4,910	4,226
Shares redeemed	(4,215)	(31,752)
Shares outstanding, end of period	365,959	299,774

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout the period

	SIX MONTHS ENDED DECEMBER 31, 2017		PERIOD OCTOBER 13, 2016(1) THROUGH JUNE 30, 2017
	(Unaudited)
Net asset value, beginning of the period	$21.36		$20.00
Income from investment operations:
Net investment income	0.24	(2)	0.35	(2)
Net unrealized gain on investments	2.06		1.33
Total from investment operations	2.30		1.68
Less distributions:
Dividends from net investment income	(0.23)		(0.32)
Distributions from net realized gain	(0.11)		—
Total distibutions	(0.34)		(0.32)
Net asset value, end of period	$23.32		$21.36
Total return	10.81	%(3)	8.41	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$8.5		$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.15	%(4)	3.66	%(4)
After expense reimbursement	0.90	%(4)	0.90	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.16	)%(4)	(0.47	)%(4)
After expense reimbursement	2.09	%(4)	2.29	%(4)
Portfolio turnover rate	3	%(3)	7	%(3)

(1)  Commencement of operations.

(2)  Calculated using the average shares method.

(3)  Not Annualized

(4)  Annualized

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and Pricing Committee in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2017) or expected to be taken in the Fund's 2018 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the Statement of Asset and Liabilities were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the six months ended December 31, 2017, the Fund accrued $21,225 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2018, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.90% expense cap. At December 31, 2017, the cumulative amount available for reimbursement that has been paid and/or waived is $187,858. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2017	2018
$108,102	$79,756

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $2,500 for the six months ended December 31, 2017 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2017, are as follows:

	Purchases	Sales
Common Stock	$1,544,199	$241,643

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$6,130,593
Gross tax unrealized appreciation	435,168
Gross tax unrealized depreciation	(180,882)
Net tax unrealized appreciation on investments	254,286
Undistributed ordinary income	37,313
Undistributed long-term capital gains	—
Total Distributable Earnings	37,313
Other accumulated losses	—
Total Accumulated Earnings/Losses	$291,599

During the period ended June 30, 2017 the Fund had no capital loss carryover and post-October capital losses.

The tax character of distributions paid during the six months ended December 31, 2017 and the period ended June 30, 2017 were as follow:

	December 31, 2017	June 30, 2017
Distributions Paid From:
Ordinary Income*	$74,235	$90,289
Long-Term Capital Gain	$38,012	$—
	$112,247	$90,289

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2017. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$8,297,296	$—	$—	$8,297,296
Total Equity	$8,297,296	$—	$—	$8,297,296
Short-Term Investments	$404,173	$—	$—	$404,173
Total Investments in Securities	$8,701,469	$—	$—	$8,701,469

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)               Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 9, 2018